UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2013

ERHC ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-17325	88-0218499
State of Incorporation	Commission File Number	IRS Employer I.D. Number

5444 Westheimer Road, Suite 1440, Houston, Texas 77056
Address of principal executive offices

Registrant’s telephone number:  (713) 626-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 30, 2013, ERHC Energy Inc. (the “Company”) issued a press release extending the expiration date for its previously announced rights offering from Thursday, January 31, 2013 to Thursday, February 28, 2013.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The Rights Offering is being made only by means of the Company’s prospectus supplement, in the form filed with the Securities and Exchange Commission on December 27, 2012, which prospectus supplement became effective upon filing.  A copy of the prospectus supplement and any related offering materials may be obtained from the subscription agent, Corporate Stock Transfer, Inc. (Attn: Operations Department) at 3200 Cherry Creek South Drive, Suite 430, Denver, Colorado 80209, (303) 282-4800.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit.

Exhibit	Name of Document

Exhibit 99.1	Press Release, dated January 30, 2013, announcing extension of the Company’s rights offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ERHC ENERGY INC.

Dated: January 30, 2013	By:	/s/ Peter C. Ntephe
Name: Peter C. Ntephe
Title: Chief Executive Officer

Exhibit Index

Exhibit	Name of Document

Exhibit 99.1	Press Release, dated January 30, 2013, announcing extension of the Company’s rights offering.